UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2014

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2014, at the 2014 Annual Meeting of Stockholders of WisdomTree Investments, Inc. (“Company”), the Company’s stockholders approved the 2014 Annual Incentive Compensation Plan (the “2014 Plan”). The 2014 Plan provides that the Compensation Committee will determine the amount of the award payable to the Company’s executive officers which shall be paid, in the Compensation Committee’s discretion, in cash or, to the extent permissible under a stockholder-approved stock plan of the Company, in stock based awards under such plan. The board of directors approved the 2014 Plan subject to stockholder approval. Stockholder approval was obtained in order to comply with the applicable requirements of The NASDAQ Stock Market, Inc. and to qualify certain awards made to certain officers as deductible for federal income tax purposes under Internal Revenue Code Section 162(m). Additional details about the 2014 Plan are set forth in Company’s definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 30, 2014 (“Proxy Statement”). The foregoing description is qualified in its entirety to the full text of the 2014 Plan which is set forth in Appendix A to the Company’s Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders on June 27, 2014. A total of 121,638,451, shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 91% of the total outstanding common stock. At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as described below.

1.	The Company’s stockholders elected each of the following three nominees as Class III members to the Board of Directors of the Company to hold office until the 2017 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

NAME	FOR	WITHHELD	ABSTAIN	BROKER NON-VOTES
R. JARRETT LILIEN	105,782,270	985,604	1,032,056	13,838,521
FRANK SALERNO	105,791,086	976,789	1,032,055	13,838,521
JONATHAN L. STEINBERG	105,788,499	979,476	1,031,955	13,838,521

2.	The Company’s stockholders ratified the selection of Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2014.

FOR	AGAINST	ABSTAIN
120,607,140	160,150	871,161

3.	The Company’s stockholders approved the Company’s 2014 Annual Incentive Compensation Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
105,443,957	1,391,576	964,397	13,838,521

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit 10.37 WisdomTree Investments, Inc. 2014 Annual Incentive Compensation Plan (1)

(1)	Incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement (Schedule 14A) filed with the SEC on April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree Investments, Inc.
Date: July 2, 2014
	By:	/s/ Peter M. Ziemba
Peter M. Ziemba
Chief Legal Officer